UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     November 22, 2016

Citigroup Commercial Mortgage Trust 2016-C1

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001673255)

Citigroup Commercial Mortgage Securities Inc.

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001258361)

Citigroup Global Markets Realty Corp.

(Central Index Key number: 0001541001)

Cantor Commercial Real Estate Lending, L.P.

(Central Index Key number: 0001558761)

Starwood Mortgage Funding V LLC

(Central Index Key number: Not Applicable)

FCRE REL, LLC

(Central Index Key number: 0001636352)

(Exact name of sponsors as specified in their charters)

Delaware	333-207132-04	86-1073506

(State or other jurisdiction of incorporation of depositor)	(Commission File Number of issuing entity)	(IRS Employer Identification No. of depositor)

390 Greenwich Street New York, New York	10013

(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 816-6000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.          Entry into a Material Definitive Agreement.

On June 1, 2016 (the “Closing Date”), Citigroup Commercial Mortgage Trust 2016-C1 (the “Issuing Entity”) issued the Citigroup Commercial Mortgage Trust 2016-C1, Commercial Mortgage Pass-Through Certificates, Series 2016-C1, pursuant to a Pooling and Servicing Agreement, dated as of May 1, 2016 (the “Pooling and Servicing Agreement”), between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee. The Pooling and Servicing Agreement was filed as Exhibit 4.1 to the Current Report on Form 8-K with respect to the Issuing Entity, dated June 1, 2016 and filed with the Securities and Exchange Commission (the “Commission”) on June 1, 2016 (the “June 1, 2016 Form 8-K”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

As of the Closing Date, the OZRE Leased Fee Portfolio Loan Combination was required to be serviced and administered pursuant to the CFCRE 2016-C4 Pooling and Servicing Agreement, which is the servicing agreement for the CFCRE 2016-C4 securitization trust (into which an OZRE Leased Fee Portfolio Companion Loan was deposited). The CFCRE 2016-C4 Pooling and Servicing Agreement was filed as Exhibit 4.2 to the June 1, 2016 Form 8-K.

On November 22, 2016, the OZRE Leased Fee Portfolio Controlling Pari Passu Companion Loan was contributed to the commercial mortgage securitization transaction involving the issuance of the CFCRE 2016-C6 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C6 (the “CFCRE 2016-C6 Certificates”). Upon the issuance of the CFCRE 2016-C6 Certificates, the servicing and administration of the OZRE Leased Fee Portfolio Loan Combination is required to be transferred from the CFCRE 2016-C4 Pooling and Servicing Agreement to the pooling and servicing agreement governing the issuance of the CFCRE 2016-C6 Certificates, dated as of November 1, 2016 (the “CFCRE 2016-C6 Pooling and Servicing Agreement”), between CCRE Commercial Mortgage Securities, L.P., as depositor (the “CFCRE 2016-C6 Depositor”), Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, AEGON USA Realty Advisors, LLC, as Potomac Mills special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

The CFCRE 2016-C6 Pooling and Servicing Agreement, in the form most recently filed with the Commission by or on behalf of the CFCRE 2016-C6 Depositor, is attached hereto as Exhibit 4.1.

Item 9.01.          Financial Statements and Exhibits.

(d)          Exhibits

Exhibit 4.1         CFCRE 2016-C6 Pooling and Servicing Agreement

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 29, 2016	CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.

	By:	/s/ Paul Vanderslice
Name: Paul Vanderslice
Title: President

CGCMT 2016-C1 – Form 8-K

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

4.1	CFCRE 2016-C6 Pooling and Servicing Agreement	(E)